                                                                    EXHIBIT 10.4

                               CORPORATE GUARANTY


                                                      Date:      5/20     , 1994
                                                            --------------    --


General Electric Capital Corporation
44-2 Old Ridgebury Road
Danbury, CT 06810-5105

          To induce you to enter into, purchase or otherwise acquire, now or at any time hereafter, any promissory notes, security agreements, chattel mortgages, pledge agreements, conditional sale contracts, lease agreements, and/or any other documents or instruments evidencing, or relating to, any lease, loan, extension of credit or other financial accommodation (collectively "Account Documents" and each an "Account Document") to Continental Plastic Containers, Inc., a corporation organized and existing under the laws of the State of Delaware ("Customer"), but without in any way binding you to do so, the undersigned, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, does hereby guarantee to you, your successors and assigns, the due regular and punctual payment of any sum or sums of money which the Customer may owe to you now or at any time hereafter, whether evidenced by an Account Document, on open account or otherwise, and whether it represents principal, interest, rent, late charges, indemnities, an original balance, an accelerated balance, liquidated damages, a balance reduced by partial payment, a deficiency after sale or other disposition of any leased equipment, collateral or security, or any other type of sum of any kind whatsoever that the Customer may owe to you now or at any time hereafter, and does hereby further guarantee to you, your successors and assigns, the due, regular and punctual performance of any other duty or obligation of any kind or character whatsoever that the Customer may owe to you now or at any time hereafter (all such payment and performance obligations being collectively referred to as "Obligations"). Undersigned does hereby further guarantee to pay upon demand all losses, costs, attorneys' fees and expenses which may be suffered by you by reason of Customer's default or default of the undersigned.

          This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require you to first seek or exhaust any remedy against the Customer, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any leased equipment, collateral or security which may be given in connection with the Obligations. It is agreed that you may, upon any breach or default of the Customer, or at any time thereafter, make demand upon the undersigned and receive payment and performance of the Obligations, with or without notice or demand for payment or performance by the Customer, its successors or assigns, or any other person. Suit may be brought and maintained against the undersigned, at your election, without joinder of the Customer or any other person as parties thereto. The obligations of each signatory to this Guaranty shall be joint and several.

          The undersigned agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of the undersigned): (a) the genuineness, validity, regularity and enforceability of the Account Documents or any other document;
(b) any extension, renewal, amendment, change, waiver or other modification of the Account Documents or any other document; (c) the absence of, or delay in, any action to enforce the Account Documents, this Guaranty or any other document; (d) your failure or delay in obtaining any other guaranty of the Obligations (including, without limitation, your failure to obtain the signature of any other guarantor hereunder); (e) the release of, extension of time for payment or performance by, or any other indulgence granted to the Customer or any other person with respect to the Obligations by operation of law or otherwise; (f) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) or the rights of the undersigned; (g) the Customer's voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Customer or any of its assets; or (h) any other action or circumstances which might otherwise continue a legal or equitable discharge or defense of a surety or guarantor.

          This Guaranty may be terminated upon delivery to you (at your address shown above) of a written termination notice from the undersigned. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Customer prior to your receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

          The undersigned agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by you, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, you shall be prohibited from exercising any of your rights or remedies against the Customer or any other person or against any property, then, as between you and the undersigned, such prohibition shall be of no force and effect, and you shall have the right to make demand upon, and receive payment from the undersigned of all amounts and other sums that would be due to you upon a default with respect to the Obligations.

          Notice of acceptance of this Guaranty and of any default by the Customer or any other person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. The undersigned warrants that it has adequate means to obtain from the Customer on a continuing basis financial data and other information regarding the Customer and is not relying upon you to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Customer's financial condition or of any other fact which might materially increase the risk of the undersigned is also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Customer, its successors or assigns, and you shall be binding upon and shall not affect the liability of the undersigned.

          Payment of all amounts now or hereafter owed to the undersigned by the Customer or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to you of all Obligations and is hereby assigned to you as a security therefor. The undersigned hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Customer, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the

Customer or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to you by the undersigned hereunder, and the undersigned hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Customer or any other obligor for any of the Obligations, or recovered from any of their respective assets.

          THE UNDERSIGNED HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          As used in this Guaranty, the word "person" shall include any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or any government or any political subdivision thereof.

          This Guaranty is intended by the parties as a final expression of the guaranty of the undersigned and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by you. No failure by you to exercise your rights hereunder shall give rise to any estoppel against you, or excuse the undersigned from performing hereunder. Your waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

          This Guaranty shall bind the undersigned's successors and assigns and the benefits thereof shall extend to and include your successors and assigns. In the event of default hereunder, you may at any time inspect undersigned's records, or at your option, undersigned shall furnish you with a current independent audit report.

          If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

          Each signatory on behalf of a corporate guarantor warrants that he had authority to sign on behalf of such corporation and by so signing, to bind said guarantor corporation hereunder.

                                 IN WITNESS WHEREOF, this Guaranty is executed
the day and year above written.

                                 PLASTIC CONTAINERS, INC.



                                 By: /s/Jay W. Hereford
                                     ------------------
                                        (Signature)

                                 Title:   Asst. Treasurer
                                        -----------------------
                                        (Officer's Title)

ATTEST:/s/Stephen Bermas
       -----------------------------
       Secretary/Assistant Secretary


Abdo Yazgi hereby certifies that he is the Secretary of Plastic Containers, Inc., that the persons who signed this Corporate Guaranty are duly elected officers of Plastic Containers, Inc., and that their signatures are genuine.

                                     /s/Abdo Yazgi
                                    ------------------------------
                                         Abdo Yazgi

                     AMENDMENT NO. 1 TO CORPORATE GUARANTY


     THIS AMENDMENT NO. 1 TO CORPORATE GUARANTY is made as of the 17th day of December, 1996 (the "Amendment"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and PLASTIC CONTAINERS, INC. ("Guarantor").

     Lessor and Continental Plastic Containers, Inc. ("Lessee") have heretofore executed that certain Master Lease Agreement dated as of May 20, 1994, as amended (the "Agreement"), pursuant to which Lessor agreed to lease to Lessee and Lessee agreed to lease from Lessor the equipment described on Schedules executed and delivered pursuant thereto. In connection with the Agreement, Guarantor has heretofore executed that certain Corporate Guaranty dated May 20, 1994 (the "Guaranty"), in favor of Lessor. The Agreement is one of the "Account Documents" as such term used in the Guaranty.

     The parties have concurrently herewith amended the Agreement and desire to amend the Guaranty, solely to the extent they relate to Schedules executed on or after the date hereof and which are designated as Series A.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Effective as of the date hereof, the Guaranty, solely to the extent it relates to Schedules designated as Series A, is hereby amended and modified by adding the following additional paragraphs:

          " The undersigned covenants and agrees that: (a) it will provide to you: (1) copies of all Forms 10K and 10Q as and when filed by Guarantor with the Securities and Exchange Commission. If at any time the undersigned ceases to be a reporting entity under the Securities Act of 1934, as amended, then the undersigned will deliver to you, within ninety (90) days of the close of each fiscal year of the undersigned, the balance sheet and profit and loss statement of the undersigned, prepared in accordance with generally accepted accounting principles consistently applied ('GAAP'), certified by a recognized firm of certified public accountants; (2) within sixty
          (60) days after the end of each fiscal quarter of the undersigned, an officer's certificate, signed by the President, Vice President, Controller, Treasurer or Assistant Treasurer, pursuant to which any one such officer must certify that no Default or event which, with the giving of notice or the lapse of time, or both, would become a Default has then occurred hereunder, and that the exhibits attached to such statement constitute detailed calculations showing compliance with all financial covenants to which the undersigned is subject pursuant hereto; and (3) from time to time upon request, such additional financial information as reasonably may be required by you; and (b) it will promptly execute and deliver to you such further documents, instruments and assurances and take such further action as you from time to time reasonably may request in order to carry out the intent and purpose of this Guaranty and to establish and protect the rights and remedies created or intended to be created in your favor hereunder.

               So long as this Guaranty continues and remains undischarged, the undersigned shall comply: (a) with the provisions of Paragraphs 9 through 12 of Section 6 of that certain Amended and Restated Financing Agreement dated as of October 30, 1995, as amended as of December 17, 1996 (the 'CIT Financing Agreement'), between the undersigned and The CIT Group/Business Credit, Inc. ('CITBC'); (b) with the provisions of Sections 4.10, 4.11, 4.12, 4.13, 4.14, 4.15, 4.16, 4.18, 4.19, 4.20,
          4.21, 4.22 and 4.26 of that certain Indenture dated as of December
          17, 1996 (the "Indenture"), among Continental Plastic Containers, Inc., Continental Caribbean Containers, Inc., United States Trust Company of New York, as Trustee (the "Trustee"), and the undersigned with respect to $125,000,000 10% Senior Secured Notes due 2006, Series A, and 10% Senior Secured Notes due 2006, Series B; and (c) provide to the Lessor copies of the

          Compliance Certificates described in Section 4.7 of the Indenture at the same time that such Compliance Certificates are delivered to the Trustee. Notwithstanding the provisions of the foregoing referenced Sections, in all events, the undersigned shall maintain, as at the end of each fiscal quarter on a rolling four (4) fiscal quarter basis measured during each period specified below, a consolidated Fixed Charge Coverage Ratio (as hereinafter defined) of the undersigned and its subsidiaries of at least:


          FISCAL PERIOD                                           RATIO
          -------------                                           -----

          fiscal quarter ending June 30, 1997                   0.85 to 1
          fiscal quarter ending September 30, 1997 0.85 to 1
          fiscal quarters ending December 31, 1997
            through December 31, 1998                           1.00 to 1
          fiscal quarters ending March 31, 1999
            through December 31, 2000                           1.10 to 1
          fiscal quarter ending March 31, 2001
            and each fiscal quarter thereafter                  1.20 to 1

          As used herein, 'Fixed Charge Coverage' shall have the meaning given such term in the CIT Financing Agreement as in effect on the date of execution thereof (without amendment or modification, except to the extent you expressly consent to such amendment or modification for the purposes hereof). In addition, the undersigned shall provide to you a copy of each notice provided by the undersigned to CITBC pursuant to Paragraph 13 of Section 6 of the CIT Financing Agreement that contains information not previously furnished to you.

               The undersigned shall be deemed to be in default hereunder ('Default') if: (a) it shall fail to perform or observe any covenant, condition or agreement to be performed or observed by it hereunder and such failure shall continue unremedied for a period of thirty (30) days after the earlier of the actual knowledge of the undersigned or written notice thereof to the undersigned by you; or (b) it shall (1) be generally not paying its debts as they become due, (2) take action for the purpose of invoking the protection of any bankruptcy or insolvency law, or any such law is invoked against or with respect to it or its property, and such petition filed against it is not dismissed within sixty (60) days; or (c) there is an anticipatory repudiation of its obligations pursuant to this Guaranty; or (d) any certificate, statement, representation, warranty or audit contained herein or heretofore or hereafter furnished with respect to this Guaranty by or on behalf of the undersigned proving to have been false in any material respect at the time as of which the facts therein set forth were stated or certified, or having omitted any substantial contingent or unliquidated liability or claim against it; or (e) it shall be in default under any material obligation for borrowed money, for the deferred purchase price of property or any lease agreement, and the applicable grace period with respect thereto shall have expired; or (f) the corporate existence of the undersigned is terminated and its obligations in connection with this Guaranty are not assumed by a successor in interest reasonably satisfactory to you; or (g) Continental Can Company, Inc. sells, disposes of or assigns, any or all of its interest in, or loses its management control of, the undersigned.

               Upon a Default hereunder, you may, at your option, declare this Guaranty to be in default by written notice to the undersigned (without election of remedies), and at any time thereafter, may do any one or more of the following, all of which are hereby authorized by the undersigned:

               A. declare the Account Document to be in default and thereafter sue and recover from the undersigned all liquidated damages, accelerated rentals and/or other sums otherwise recoverable from Customer under the Account Document; and/or

               B. recover from the undersigned all damages then or thereafter incurred by you as a result of such Default; and/or

               C. seek specific performance of the obligations of the undersigned hereunder.

               In addition, the undersigned shall be liable for all reasonable attorneys' fees and other costs and expenses incurred by reason of any Default or the exercise of your remedies hereunder and/or under the Account Document. No right or remedy referred to herein is intended to be exclusive, but each shall be cumulative, and shall be in addition to any other remedy referred to above or otherwise available at law or in equity, and may be exercised concurrently or separately from time to time.

               THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Agreement may be commenced in the United States District Court for the Southern District of New York.

               All notices required to be given hereunder shall be deemed adequately given if sent by certified mail or personally delivered or sent by overnight courier, to the addressee at its address stated herein, or in the Schedules executed pursuant to the Agreement or at such other place as such addressee may have designated in writing.

               Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction."

     2. Effective as of the date hereof, the Guaranty solely to the extent it relates to Schedules designated Series A, is hereby amended and modified by deleting in its entirety the fourth paragraph from page 1 of the Guaranty.

     3. Except as expressly set forth herein, the terms and conditions of the Guaranty remain unmodified and in full force and effect.

     4. Guarantor confirms that the Guaranty remains in full force and effect and applicable to the Agreement as amended herein and to all Schedules executed on or after the date hereof and designated as Series A.

     5. Guarantor further acknowledges and agrees that the Guaranty is for the benefit of, and may be enforced by, General Electric Capital Corporation, the Assignees (as such term is defined in the Agreement) (including, without limitation, MDFC EQUIPMENT LEASING CORPORATION, MELLON US LEASING, A DIVISION OF MELLON LEASING CORPORATION, MBC LEASING CORP., NYNEX CREDIT COMPANY, JOHN HANCOCK LEASING CORPORATION) and their successors and assigns.

     6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Amendment may be commenced in the United States District Court for the Southern District of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to Corporate Guaranty to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             GUARANTOR:

GENERAL ELECTRIC CAPITAL            PLASTIC CONTAINERS, INC.
CORPORATION



By:                                      By:/s/Abdo Yazgi
   -----------------------------            -----------------------------
Name:                                 Name:   Abdo Yazgi
     ---------------------------            -----------------------------
Title:                                Title:  Vice President
      --------------------------            -----------------------------

                     AMENDMENT NO. 2 TO CORPORATE GUARANTY


     THIS AMENDMENT NO. 2 TO CORPORATE GUARANTY is made as of the 17th day of December, 1996 (the "Amendment"), between GENERAL ELECTRIC CAPITAL CORPORATION ("Lessor") and PLASTIC CONTAINERS, INC. ("Guarantor").

     Lessor and Continental Plastic Containers, Inc. ("Lessee") have heretofore executed that certain Master Lease Agreement dated as of May 20, 1994, as amended (the "Agreement"), pursuant to which Lessor agreed to lease to Lessee and Lessee agreed to lease from Lessor the equipment described on Schedules executed and delivered pursuant thereto. In connection with the Agreement, Guarantor has heretofore executed that certain Corporate Guaranty dated May 20, 1994 (the "Guaranty"), in favor of Lessor. The Agreement is one of the "Account Documents" as such term used in the Guaranty.

     The parties have concurrently herewith amended the Agreement and desire to amend the Guaranty, solely to the extent they relate to Schedules executed on or after the date hereof and which are designated as Series A.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Effective as of the date hereof, the Guaranty is hereby amended and modified by adding the following additional paragraph:

          "To secure the performance as and when due of all obligations of the undersigned to you, now existing or hereafter arising hereunder, the undersigned hereby grants to you a 'silent' second priority security interest in that certain Promissory Note of Continental Can Company, Inc. payable to Plastic Containers, Inc. in the original principal amount of Thirty Million Dollars ($30,000,000) due June 15, 2007, bearing interest at the rate of 6.66 percent per annum, providing for the payment of principal and interest upon maturity (the 'Continental Can Note'), together with the proceeds (both cash and non-cash) thereof (but without the undersigned having a power of sale); and the undersigned shall execute and deliver to you such documents and instruments as you reasonably may require to perfect the security interest granted herein. You acknowledge that the security interest granted to you with respect to the Continental Can
          Note is subject and subordinate in all respects to the security interest granted to United States Trust Company of New York, in its capacity as trustee (the 'Trustee'), under that certain Indenture dated as of December 17, 1996, among the Continental Plastic Containers, Continental Caribbean Containers, the Trustee and the undersigned. You agree that you shall not take any enforcement action or exercise any remedies hereunder in respect of the Continental Can Note unless you have received a notice from the Trustee that all of the obligations of the Account Party and the other parties under the Indenture and related documents have been satisfied in full."

     2. Except as expressly set forth herein, the terms and conditions of the Guaranty remain unmodified and in full force and effect.

     3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE), INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. The parties agree that any action or proceeding arising out of or relating to this Amendment may be commenced in the United States District Court for the Southern District of New York.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 2 to Corporate Guaranty to be executed by their duly authorized representatives as of the date first above written.

LESSOR:                             GUARANTOR:

GENERAL ELECTRIC CAPITAL            PLASTIC CONTAINERS, INC.
CORPORATION


By:                                      By:/s/Abdo Yazgi
   -----------------------------            -----------------------------
Name:                                 Name:   Abdo Yazgi
     ---------------------------            -----------------------------
Title:                                Title:  Vice President
      --------------------------            -----------------------------

                                       3